SSgA Clarion Real Estate Fund

SUMMARY PROSPECTUS—JUNE 24, 2014
CLASS A SSRVX	CLASS C SSRWX	CLASS I SSRYX	CLASS K SSRZX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You may find the fund’s prospectus and other information about the fund online at:

http://ssgafunds.com/resources/materials/productLiteratureOverlay.seam

You also may get this information at no cost by calling (800) 997-7327 or by sending an e-mail request to fund_inquiry@ssgafunds.com. The fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

SSgA Clarion Real Estate Fund seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in the “Investing in SSgA Fund Shares” section on page 9 of the Fund’s Prospectus.

	Class A	Class C	Class I	Class K
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None [1]	1.00%[2]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.69%	0.69%	0.69%	0.49%
Total Annual Fund Operating Expenses	1.59%	2.34%	1.34%	1.14%

	Class A	Class C	Class I	Class K
Less Fee Waivers and/or Expense Reimbursements[3]	(0.39)%	(0.39)%	(0.39)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[4]	1.20%	1.95%	0.95%	0.75%

[1]

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Class C shares redeemed more than one year after purchase. A 1.00% CDSC may be assessed on redemptions of Class C Shares during the first year only.

[3]

The fund’s investment adviser, SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”), is contractually obligated until December 31, 2015 to waive its management fee and/or to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.75% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the fund’s Board of Trustees.

[4]	The expense information in the table has been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/

SSgA Clarion Real Estate Fund

SUMMARY PROSPECTUS—JUNE 24, 2014
CLASS A SSRVX	CLASS C SSRWX	CLASS I SSRYX	CLASS K SSRZX

or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$641	$964	$1,310	$2,283
Class C	$298	$693	$1,215	$2,646
Class I	$97	$386	$697	$1,579
Class K	$77	$324	$591	$1,352

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$641	$964	$1,310	$2,283
Class C	$198	$693	$1,215	$2,646
Class I	$97	$386	$697	$1,579
Class K	$77	$324	$591	$1,352

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA Clarion Real Estate Fund invests at least 80% of its net assets (plus borrowings, if any) in real estate investment trusts, or REITs. The fund is non-diversified, that is, compared with other funds, the fund may invest a greater percentage of its assets in a particular issuer. The fund attempts to meet its objective through the active selection of REITs, primarily from those securities in the Dow Jones U.S. Select REIT® Index (the fund’s benchmark), and across different industry types and regions based on the fundamental research of the fund’s investment sub-adviser. The fund invests with a relatively long-term horizon.

In addition to REIT securities, the fund may invest up to 20% of its net assets in non-REIT real estate securities, as well as equity and fixed income securities of non-real estate companies. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment adviser, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price than a fund investing primarily in a diversified portfolio of equity securities of large, established U.S. corporations.

•	Risks Common to Funds Investing Principally in Equity Securities.

•

Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell or value the securities at all.

•

Non-Diversified Investments. To the extent the fund’s investments are weighted heavily in the securities of one or a few issuers, the fund is more vulnerable to events or developments affecting those issuers, including adverse market or economic events or developments, than a diversified fund.

•

Real Estate Securities. The fund’s investments in companies that hold or manage real estate, including REITs, are subject to many of the risks associated with direct ownership of real estate, and may be affected by changes in general and local economic conditions. As a result of the fund’s investment strategy to invest primarily in publicly traded securities issued by REITs, the fund may be more susceptible to market conditions adversely affecting the investments of REITs than a fund more broadly invested.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance for Class N shares (formerly, Institutional shares) has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes)

SSgA Clarion Real Estate Fund

SUMMARY PROSPECTUS—JUNE 24, 2014
CLASS A SSRVX	CLASS C SSRWX	CLASS I SSRYX	CLASS K SSRZX

is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com. Performance history will be available for the Class A, Class C, Class I and Class K shares of the Fund after they have been in operation for one calendar year. Returns of these share classes could have been similar to the returns shown for Class N shares because the shares are invested in the same portfolio of securities. Returns would differ only to the extent that the new share classes do not have the same expenses as Class N shares. Class A and Class C shares are generally expected to incur higher expenses and Class I and Class K shares are generally expected to incur lower expenses than Class N shares.

Highest Quarterly Results (2003-2012)	Lowest Quarterly Results (2003-2012)	Year-to- Date Ended
September 30, 2009: 30.54%	December 31, 2008: (41.84)%	September 30, 2013: 1.60%

Average Annual Total Returns

For the Periods Ending December 31, 2012

Class N Shares:

SSgA Clarion Real Estate Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	15.54%	2.49%	10.47%
Return After Taxes on Distributions	14.89%	1.40%	8.62%
Return After Taxes on Distributions and Sale of Fund Shares	10.09%	1.48%	8.47%
Dow Jones U.S. Select REIT® Index (reflects no deduction for fees, expenses or taxes)	17.26%	5.12%	11.50%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

Fund returns after taxes on distributions and sale of fund shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because it reflects the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the fund.

CBRE Clarion Securities LLC (“CBRE Clarion”) serves as the sub-adviser to the fund.

T. Ritson Ferguson and Joseph P. Smith serve as portfolio managers of the fund. They have managed the fund since January 2013.

CBRE Clarion replaced The Tuckerman Group LLC as the sub-adviser to the fund effective January 1, 2013, pursuant to a sub-advisory agreement between SSgA Funds Management, Inc., the current adviser for the fund, and CBRE Clarion.

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Class A
To establish an account	$2,000
To add to an existing account	None

Class C
To establish an account	$2,000
To add to an existing account	None

Class I
To establish an account	$1,000,000
To add to an existing account	None

Class K
To establish an account	$10,000,000
To add to an existing account	None

You may redeem Fund shares on any day the Fund is open for business.

SSgA Clarion Real Estate Fund

SUMMARY PROSPECTUS—JUNE 24, 2014
CLASS A SSRVX	CLASS C SSRWX	CLASS I SSRYX	CLASS K SSRZX

By Mail:

State Street Funds

P.O. Box 8048

Boston, MA 02205-8048

By Overnight:

State Street Funds

30 Dan Road

Canton, MA 02021

By Intermediary:

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary (“Intermediary”), please contact that financial intermediary directly. Your financial intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Intermediaries may contact State Street Dealer Services Group at 617-662-7300 or email them at broker-dealerservices@statestreet.com with questions.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CLARIONSCSUMPRO

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